EX-99.906CERT

CERTIFICATIONS

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that:

1.	This report on Form N-CSR of Lord Abbett Affiliated Fund, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: December 21, 2017

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

EX-99.906CERT

CERTIFICATIONS

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that:

1.	This report on Form N-CSR of Lord Abbett Affiliated Fund, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: December 21, 2017

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President